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                                                                   Exhibit 10.16


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                              EMPLOYMENT AGREEMENT

                                 BY AND BETWEEN

                          AMERICAN RE-INSURANCE COMPANY

                                       AND

                          [FIRSTNAME]  [MI]  [LASTNAME]

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                              EMPLOYMENT AGREEMENT

      THIS EMPLOYMENT AGREEMENT (the "Agreement"), dated as of September 1, 1998 (the "Effective Date"), is by and between AMERICAN RE-INSURANCE COMPANY, a Delaware insurance company (the "Company"), and the executive identified on the signature page hereof (the "Executive").

                                    RECITALS

      A. The Company desires to acknowledge the value of the Executive and assure itself of the services of Executive by engaging Executive to perform such services under the terms hereof;

      B. Executive desires to commit himself to serve the Company on the terms herein provided;

      C. Executive acknowledges that, while in the employ of the Company and/or any Affiliate thereof (as defined below), and in order for the Company and/or any Affiliate thereof to operate efficiently and profitably, Executive will be exposed to, and the Company must take reasonable steps to protect, ideas, methods, developments, strategies, business plans and financial and other information of the Company and/or any Affiliate thereof which are confidential and/or proprietary in nature and which are of significant value to other persons or entities that operate in the insurance and reinsurance industries.


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                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and Executive hereby agree as follows:

      1. Definitions. The following terms shall have the meanings set forth below:

            "Affiliate" shall mean a corporation or other entity that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with the corporation or other entity specified.

            "Annual Incentive Compensation Award" for any period shall be Executive's total award paid during such period under all Annual Incentive Compensation Plans.

            "Annual Incentive Compensation Plan" shall mean The American Re-Insurance Company Group Senior Executive Incentive Compensation Plan, The American Re-Insurance Company Group Executive Compensation Plan, any other similar annual bonus plan, and any successor to any of them.

            "Board" shall mean the Board of Directors of the Company.

            "Cause" shall mean that Executive shall have (i) been convicted of a felony. (ii) willfully failed to perform the duties of his position, (iii) stolen or embezzled


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property, or (iv) committed an act of willful misconduct which is damaging or detrimental to the Company and/or any Affiliate thereof.

            "Competition" means directly or indirectly (i) soliciting reinsurance or retrocession business from any Customer, (ii) interfering with any contractual relationships between the Company and/or any Affiliate thereof, and any Customer, or (iii) otherwise engaging in, having an interest in, or managing any person, firm, corporation, partnership or business (whether as a director, officer, employee, agent, representative, partner, consultant or otherwise) that engages in any business which competes with any business of the Company or any Affiliate thereof.

            "Constructive Discharge" shall be deemed to have occurred if (i) the Company and/or any Affiliate thereof shall have (A) made a material adverse change to Executive's title as set forth on the signature page hereof or Executive's responsibilities, (B) failed to comply with its obligation set forth in the first sentence of Section 4 hereof, or (C) required, as a condition to continued employment with the Company and/or any Affiliate thereof, that Executive's principal work location be relocated to a location that is more than 75 miles from its location as of the Effective Date and (ii) Executive shall have within thirty days of such event asserted in writing to the Company and/or any Affiliate thereof that such event has occurred (and specifying same and the basis therefor) and that Executive is terminating employment with the Company and all Affiliates thereof by reason thereof; provided that the Company and/or such Affiliate thereof shall have fifteen days from receipt of such written notice from the Executive to cure the event(s) that constituted such Constructive Discharge prior to such termination becoming effective.


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            "Customer" shall mean, as of the date of Executive's termination of employment, any insurance or reinsurance company, insurance or reinsurance agent or broker, or other corporation, individual or consultant with which the Company and/or any Affiliate thereof is doing business.

            "Date of Termination" shall mean the date of Termination of Employment.

            "Final Year Employment Fraction" in the event of Executive's Termination of Employment shall mean the ratio of (i) the number of full calendar months for which Executive was employed hereunder in the final calendar year of Executive's employment, to (ii) 12.

            "LTIP" shall mean the American Re Corporation Long-Term Incentive Plan and any successor thereto.

            "Non-Competition Period" is defined in Section 7.

            "Re-employment" shall mean full-time employment for compensation by any person or entity but shall not include self-employment.

            "Release" shall mean a general release of the Company and its Affiliates from and against any and all claims which Executive has or may have against the Company and its Affiliates and each employee, officer, director or "controlling" person of the Company and/or its Affiliates arising out of or relating to Executive's employment by or termination of employment with the Company and/or any Affiliate thereof or otherwise, substantially in the form attached hereto.


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            "Severance Benefits" is defined in Section 5.

            "Severance Period" is defined in Section 5.

            "Solicitation" shall mean directly or indirectly, through any other person or entity, soliciting or otherwise inducing any person to leave the employ of the Company or any Affiliate thereof or otherwise interfering with the relationship between any such employee and the Company or any Affiliate thereof.

            "Termination of Employment" shall mean the time when the employer-employee relationship between Executive and the Company and/or an Affiliate thereof is terminated for any reason, with or without Cause.

      2. Term. This Agreement shall govern Executive's employment by the Company and its Affiliates for the period commencing on the Effective Date and terminating on the fifth anniversary thereof. To the extent applicable, the provisions of Sections 5, 7, 8, 10, 11, 13, 14, 15, 16, 17, 18 and 19 shall continue to apply beyond such date in accordance with their terms.

      3. Position. Executive hereby agrees to serve in the position set forth on the signature page hereof with the powers and duties customarily associated with such position at the Company. While in the employ of the Company and/or any Affiliate thereof, Executive shall devote his best efforts and his full business time and attention to the performance of the services customarily incident to such office and to such other services of an executive nature as may be reasonably requested by the Board and senior management.


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      4. Compensation and Benefits: Executive's cash compensation shall be determined by the Company from time to time, provided that the total of Executive's cash compensation for any calendar year from 1998 through and including 2002 shall not be less than the amount set forth on the signature page hereto as the "Guaranteed Amount." For purposes of the foregoing sentence, total cash compensation for any calendar year shall be the sum of the Executive's annual rate of base salary in effect as of April 15 of each such year and the Annual Incentive Compensation Award and/or any other bonus payment or award paid to Executive with respect to such year on or before March 31 of the following year. Executive shall be eligible to participate in the Annual Incentive Compensation Plans. So long as awards thereunder are generally granted to officers of the Company, Executive shall also be entitled to participate in the LTIP in accordance with the terms thereof. Executive shall also be entitled to participate in any and all other benefit plans generally available to officers of the Company.

      5. Severance Benefits. In the event that Executive's employment hereunder is terminated by the Company not for Cause or by the Executive by reason of a Constructive Discharge, then, provided Executive executes a Release, for the period commencing on the Date of Termination and ending on the earlier of the second anniversary thereof or Executive's Re-employment (the "Severance Period") the Company shall pay or provide to Executive, and Executive shall be entitled to, the following benefits ("Severance Benefits"):

            (a) bi-weekly payments commencing on the two week anniversary of the commencement of the Severance Period with each such payment equal to the ratio of


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(i) the sum of (A) the Executive's annual rate of base salary in effect on the
Date of Termination and (B) the payment received on the last annual payment date prior to the Date of Termination under each Annual Incentive Compensation Plan in which Executive participates as of the Date of Termination, to (ii) 26;

            (b) following conclusion of each performance cycle of the LTIP in which falls the Executive's Date of Termination, a payment equal to the product of (i) the payment to which Executive would have been entitled under the LTIP had Executive remained employed for the entirety of such performance period (and satisfied any other conditions for receiving such award) and (ii) the fraction equal to (A) the number of full calendar months in such performance period in which Executive was employed by the Company and its Affiliates, divided by (B) the number of full calendar months in such performance period; and

            (c) to the extent permitted by law, the Severance Period shall be treated as a period of employment by the Company for purposes of any of the following benefit programs in which Executive was participating as of the date of Executive's Date of Termination: American Re-Insurance Company Employees' Pension Plan, American Re-Insurance Company Savings Plan, and the Company's medical, dental, life and accidental death and dismemberment insurance programs. To the extent that such treatment is not permitted by law, the Company shall provide Executive with equivalent benefits, in cash or in kind, outside the applicable plan or program. Upon such payment of cash and other benefits, the Company's obligations hereunder shall terminate.


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      6. No Right of Continued Employment; No Other Liability; Termination for
Cause. Nothing in this Agreement shall confer upon Executive any right to continue in the employ of the Company and/or any Affiliate thereof or shall interfere with or restrict in any way the rights of the Company and/or any Affiliate thereof, which are hereby expressly reserved, to discharge Executive at any time for any reason whatsoever, with or without Cause. Executive hereby agrees that Executive's employment with the Company and/or any Affiliate thereof may be terminated, without liability, except as provided in this Agreement and without regard to (a) any general or specific policies (whether written or oral) of the Company and/or any Affiliate thereof relating to the employment or termination of its employees other than as set forth herein, or (b) any statements made to Executive (whether written or oral) pertaining to Executive's relationship with the Company and/or any Affiliate thereof. Executive further agrees that if Executive's employment with the Company and/or any Affiliate thereof is terminated for Cause, then neither the Company nor any of its Affiliates shall have any liability for, and Executive shall not be entitled to, any benefits payable with respect to the termination of Executive's employment with the Company and/or any Affiliate under the Company's Severance Pay Plan (or any successor thereto) or otherwise.

      7. Non-Competition; Non-Solicitation. Executive will not engage in any activity constituting Competition for the period consisting of (a) the period of his employment hereunder, (b) any Severance Period and (c) in the event that Executive's employment hereunder is terminated by the Company for Cause or by the Executive other than by reason of a Constructive Discharge, for a period of six months following


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the Date of Termination (the Non-Competition Period"). In addition, for the duration of the Non-Competition Period and one year thereafter, Executive shall not engage in any activity constituting Solicitation.

      8. Covenant of Confidentiality. Executive agrees to keep confidential, and not to disclose to any third party, any ideas, methods, developments, strategies, business plans and financial and other information about the Company, its Affiliates and their employees or clients which is confidential information of the Company and/or any Affiliate thereof. Confidential information shall not include any information that becomes generally available to the public other than as a result of a disclosure, directly or indirectly, by Executive.

      9. Certain Obligations. Upon termination of Executive's employment with the Company and/or any Affiliate thereof, Executive shall be deemed to have resigned from all offices and directorships then held with the Company and/or any Affiliate of the Company.

      10. Assignment; Successors and Assigns. Executive agrees that he will not assign, sell, transfer, delegate or otherwise dispose of, whether voluntarily or involuntarily, any rights or obligations under this Agreement. Any purported assignment, transfer, or delegation in violation of this Section shall be null and void. Nothing in this Agreement shall prevent the merger or the consolidation of the Company and/or any Affiliate thereof with any other entity, or the sale by the Company and/or any Affiliate thereof of all or substantially all of its properties or assets, or the assignment by the Company and/or any Affiliate thereof of this Agreement and the performance of its


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obligations hereunder to any successor in interest or any Affiliate. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, legal representatives, successors, and permitted assigns, and shall not benefit any person or entity other than those enumerated above.

      11. Notices. Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder by any party to the other shall be in writing and delivered in person or by courier, or mailed by certified mail, postage prepaid, return receipt requested (such mailed notice to be effective on the date of such receipt), as follows:

                      If to Executive, to the address set forth on the signature page hereof

                      If to the Company:

                      Secretary - American Re-Insurance Company
                      555 College Road East
                      Princeton. NJ 08543

or to such other place and with such other copies as any party may designate as to itself by written notice to the other.

      12. Entire Agreement. The terms and this Agreement are intended by the parties to be the final expression of their agreement with respect to the employment of Executive by the Company and/or any Affiliate thereof and may not be contradicted by evidence of any prior agreement (including, but not limited to, any Senior Executive or Executive Severance and Non-Competition Agreement), which such agreement or agreements are expressly superseded and terminated hereby. The parties further intend that this Agreement shall constitute the complete and exclusive statement of its terms and


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that no extrinsic evidence whatsoever may be introduced in any judicial, administrative, or other legal proceeding involving this Agreement.

      13. Amendment; Waivers. This Agreement may not be modified, amended, or terminated except by an instrument in writing, signed by Executive and by a duly authorized representative of the Company, and approved by the Board. By an instrument in writing similarly executed, either party may waive compliance by the other party with any provision of this Agreement; provided, however, that such waiver shall not operate as a waiver of, or estoppel with respect to, any other or subsequent failure. No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power provided herein or by law or in equity.

      14. Limitation of Liability. No representative, stockholder, officer, director, Affiliate, employee or agent of the Company shall be liable for any debt, claim, demand, judgment, decree, liability or obligation of any kind, against or with respect to the Company arising out of action taken or omitted for or on behalf of the Company under or pursuant to this Agreement.

      15. Withholding; Set-off. All amounts payable to Executive under this Agreement shall be subject to applicable withholding of income, wage and other taxes. Executive agrees that the Company and/or any Affiliate thereof shall have the right to set off against the Severance Benefits any amounts that Executive owes the Company and/or


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any Affiliate thereof at the time of his/her termination of employment with the
Company and/or any Affiliate thereof.

      16. Severability; Enforcement. If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable, or void, the remainder of this Agreement and such provisions as applied to other persons, places, and circumstances shall remain in full force and effect. In the event that the provisions of Section 7 shall be determined by any court of competent jurisdiction to be unenforceable by reason of its extending for too great a period of time or over too great a geographic area or by reason of its being too extensive in any other respect, it shall be deemed amended automatically (without execution of any documentation by the parties hereto) so that it may be interpreted to extend only over the maximum period of time for which it may be enforceable and/or over the maximum geographic area as to which it may be enforceable and/or to the maximum extent in all other respects as to which it may be enforceable, all as determined by such court in such action.

      17. Discretion of Board. The Board, in its sole discretion, acting in good faith, shall determine all matters and questions relating to Termination of Employment, including, but not by way of limitation, whether a Termination of Employment was voluntary or involuntary or resulted from a Constructive Discharge or discharge for Cause, and all questions of whether particular leaves of absence constitute Termination of Employment.


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      18. Remedies. Executive acknowledges that a breach of this Agreement will cause irreparable damage to the Company, the exact amount of which will be difficult to ascertain, and that the remedies at law for any such breach will be inadequate. Accordingly, Executive agrees that, if Executive breaches this Agreement, the Company shall be entitled to specific performance and injunctive relief, without posting bond or other security, in addition to any other remedy which may be available at law or in equity.

      19. Governing Law. This Agreement will be governed by and interpreted in accordance with the laws of the State of New Jersey, without reference to conflicts of law rules thereof.

      20. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

      The parties have duly executed this Agreement as of the date first written above.

AMERICAN RE-INSURANCE COMPANY               EXECUTIVE


By:
    ---------------------------------       ------------------------------------
                                                        Signature

Name:  Dr. jur. Hans-Jurgen Schinzler       Name: [FIRSTNAME]  [MI]  [LASTNAME]
Title: Chairman of the Board of
       Directors American Re Corporation    Title: Executive Vice President
                                                   American Re-Insurance Company

By:
    ---------------------------------
                                            Guaranteed Amount: $    [TOTAL
                                                                  COMPENSATION]
Name:  Edward J. Noonan
Title: Chairman, President and              Address: [STREET]
       Chief Executive Officer                       [CITY],  [STATE]  [ZIP]
       American Re-Insurance Company

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                                RELEASE AGREEMENT

This Release (hereafter referred to as ("Release Agreement"), made this ________ day of ________, in the State of New Jersey, between:

                          American Re-Insurance Company
                            (A Delaware Corporation)
                       with principal place of business at
                                 P. 0. Box 5241
                              555 College Road East
                        Princeton, New Jersey 08543-5241

                                       And
                     ______________________________________

                    (hereinafter referred to as "Executive")
                                    (Address)
                     ______________________________________
                     ______________________________________
                     ______________________________________

      For good and valuable consideration, as set forth in the Employment Agreement dated September 1, 1998, by and between American Re-Insurance Company and ___________________________, Executive does hereby fully, finally, and forever release and discharge American Re-Insurance Company, its predecessors, successors, divisions, affiliates, representatives, officers, directors, shareholders, agents, employees, attorneys and assigns (collectively, the "Company"), of and from all claims, demands, actions, causes of action, suits, damages, losses, and expenses, of any and every nature whatsoever, whether known or not known, from the beginning of time to the date of this Release Agreement, including but not limited to all such claims arising out of or relating to the employment of Executive by American Re-Insurance Company and its affiliates, and including, but not limited to, any and all acts that have been or could have been alleged to have violated Executive's rights under Federal, State or local law, including but not limited to the following: Civil Rights Acts of 1866, 1871, 1964 and 1991; the Age Discrimination in Employment Act of 1967, as amended ("ADEA"); the Older Workers Benefit Protection Act; the Americans with Disabilities Act of 1990; the New Jersey Law Against Discrimination; the New Jersey Conscientious Employee Protection Act; the Employee Retirement Income Security Act ("ERISA"),State and Federal Family and Medical Leave Acts, and any contract of employment, express or implied; and any provision of any other law whatsoever, common or statutory, including but not limited to any law of the United States, New Jersey, or any other State or Government entity.

      For good and valuable consideration set forth herein, Executive acknowledges that he is voluntarily signing this Release Agreement and that by signing this Release Agreement he understands that he is releasing the Company from any claims that he might have prior to, following, or otherwise arising as a result of his separation from the Company, pursuant to the ADEA. Said waiver of ADEA rights applies only to claims that he has as of the date of this Release Agreement.

      This Release Agreement shall not in any way be construed as an admission by the Company of any acts of wrongdoing against the Executive or any other person or that the Executive has any claim, whatsoever, against the Company.

      The undersigned Executive acknowledges that he has been advised by American Re-Insurance Company to consult with an attorney of his choosing before executing this Release Agreement; that he has been given at least TWENTY-ONE
(21) DAYS to consider whether or not to execute this Release Agreement; he further acknowledges that he has been advised that for a period of SEVEN (7) DAYS following execution of this Release Agreement, he may revoke it by notice delivered within the SEVEN (7) DAY period to Robert E. Humes, American Re-Insurance Company. American Re Plaza, 555 College Road East, P.O. Box 5241, Princeton, New Jersey 08543-5241, and that upon doing so this Release Agreement shall thereupon become null and void. If at the expiration of SEVEN (7) DAYS following execution of this Release Agreement. Executive has not revoked it, this Release Agreement and all of its terms shall become effective and binding on the parties hereto. Executive affirms that the terms stated in this Release Agreement and in the Employment Agreement dated September 1, 1998, by and between American Re-Insurance Company are the only consideration for his signing this Release Agreement and that no other premise or agreement of any kind has been made to or with him by any person or entity whomsoever to cause him to execute this instrument. Furthermore, Executive states that he fully understands the meaning and intent of this Release Agreement.

      IN WITNESS WHEREOF, the parties have executed this Release Agreement as of the date first written above.

AMERICAN RE-INSURANCE COMPANY                           EXECUTIVE

By:
    -----------------------------          -------------------------------------
                                                        Signature
Name:                                      Name:
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Title:
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